Exhibit 99.1

5 Results Way
Cupertino, CA 95014
t 408.864.2600
f 408.342.1615
www.arcsight.com
ArcSight Reports 27% Year-over-Year Growth
for Fiscal Third Quarter Ended January 31, 2010
Company Posts Total Revenues of $46.1M for Fiscal Third Quarter and
GAAP and Non-GAAP Earnings per Diluted Share of $0.06 and $0.15, Respectively
For the Fiscal Third Quarter:
•	Total Revenue: $46.1M, a 27% increase year-over-year

•	GAAP Net Income: $2.2M or $0.06 per diluted share

•	Non-GAAP Net Income: $5.3M or $0.15 per diluted share

•	Positive Cash Flows from Operations: $23.2M
CUPERTINO, CA – March 4, 2010 – ArcSight, Inc. (NASDAQ: ARST), a leading global provider of security and compliance management solutions that protect enterprises and government agencies, today announced financial results for its fiscal third quarter ended January 31, 2010.
For the third quarter of fiscal 2010, ArcSight reported total revenues of $46.1 million compared to total revenues of $36.4 million reported in the third quarter of fiscal 2009. Net income on a GAAP basis for the third quarter of fiscal 2010 was $2.2 million, or $0.06 per diluted share, including $223,000 in amortization of intangible assets and $2.8 million in stock-based compensation expense. This compares to a GAAP net income of $5.1 million, or $0.15 per diluted share, reported in the third quarter of fiscal 2009, including $210,000 in amortization of intangible assets and $1.7 million in stock-based compensation expense. During the third quarter of fiscal 2009, ArcSight made significant reductions in operating expenses in response to the rapid deterioration in global and U.S. economic and financial market conditions, resulting in an unusually high level of profitability during the period as revenues remained relatively strong. In fiscal 2010, the company returned to its more typical investment for future growth, making it difficult to compare third quarter fiscal 2010 profitability with the same period of the prior year.
Non-GAAP net income for the third quarter of fiscal 2010 was $5.3 million, or $0.15 per diluted share, which compares to a non-GAAP net income of $6.9 million, or $0.21 per diluted share, reported in the third quarter of fiscal 2009, in each case excluding the above-mentioned amortization and stock-based compensation charges.
During the third quarter of fiscal 2010, the company generated $23.2 million in cash from operations and closed the third quarter with cash, cash equivalents and short term investments of $131.8 million.
“We are very pleased with another quarter of strong results and the growth opportunities going forward,” commented Tom Reilly, president and CEO of ArcSight. “We believe the long-term growth opportunities in the public sector and emerging regulations in healthcare and critical infrastructure verticals will continue to fuel investments in security and compliance solutions.”

Business Outlook
The following forward-looking statements reflect expectations as of March 4, 2010. Results may be materially different and could be affected by the factors detailed in this release and in recent ArcSight SEC filings.
Fourth Quarter Expectations – Ending April 30, 2010
Based on current business trends and the visibility the company has from third quarter performance, ArcSight expects revenue for the fourth quarter of fiscal 2010 to be in the range of $48 million to $52 million, representing growth in the range of 22-32% over the same quarter of fiscal 2009.
ArcSight expects non-GAAP net income for the fourth quarter of fiscal 2010 to be in the range of $5.0 million to $6.7 million, or $0.14 to $0.18 per diluted share, which excludes stock-based compensation expense and amortization of intangibles.
Full Year Expectations – Fiscal Year Ending April 30, 2010
For fiscal 2010, ArcSight expects revenue to be in the range of $174.2 million to $178.2 million and non-GAAP net income in the range of $18.7 million to $20.4 million, or $0.52 to $0.57 per diluted share, excluding the above-mentioned charges.
Conference Call and Webcast Information
ArcSight will host a conference call and live webcast to discuss these financial results for investors and analysts at 2:00 p.m. Pacific Time on March 4, 2010. To access the conference call, dial (877) 303-6129 for the U.S. or Canada and (678) 809-1057 for international callers. The webcast will be available live on the Investor Relations section of the company’s website at www.arcsight.com. An audio replay of the call will also be available to investors by phone beginning at approximately 5:00 p.m. Pacific Time on March 4, 2010 until 9:00 p.m. Pacific Time on March 9, 2009, by dialing (800) 642-1687 for the U.S. or Canada or (706) 645-9291 for international callers, and entering passcode 57157070. In addition, an archived webcast will be available on the Investor Relations section of the company’s website at www.arcsight.com.
Use of Non-GAAP Financial Measures
ArcSight reports all financial information required in accordance with generally accepted accounting principles (GAAP). To supplement the ArcSight unaudited condensed consolidated financial statements presented in accordance with GAAP, ArcSight uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the results of ArcSight operations as determined in accordance with GAAP. The non-GAAP financial measures used by ArcSight include historical non-GAAP net income (loss) and non-GAAP basic and diluted earnings (loss) per share. These non-GAAP financial measures exclude amortization of intangible assets and stock-based compensation from the ArcSight statement of operations.

For a description of these items, including the reasons why management adjusts for them, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Information” as well as the related tables that precede it. ArcSight may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.
ArcSight believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the performance of ArcSight by excluding certain items that may not be indicative of the company’s core business, operating results or future outlook. ArcSight management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing operating results of ArcSight, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the performance of ArcSight to prior periods.
Cautionary Statement Regarding Forward Looking Statements
This news release contains forward-looking statements, including without limitation those regarding ArcSight’s “Business Outlook” (“Fourth Quarter Expectations – Ending April 30, 2010” and “Full Year Expectations – Fiscal Year Ending April 30, 2010”); and ArcSight’s belief that the long-term growth opportunities in the public sector and emerging regulations in healthcare and critical infrastructure verticals continue to fuel investments in security and compliance solutions. These forward-looking statements are subject to material risks and uncertainties that may cause actual results to differ substantially from expectations. Investors should consider important risk factors, which include: the risk that demand for our security and compliance management solutions may not increase and may decrease, including in the verticals that ArcSight believes represent long-term growth opportunities; the risk that competitors may be perceived by customers to be better positioned to help handle compliance violations and security threats and protect their businesses from major risk; the risk that the growth of ArcSight may be lower than anticipated; and other risks detailed under the caption “Risk Factors” in the ArcSight Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or the SEC, on December 9, 2009 and the company’s other filings with the SEC. You can obtain copies of the company’s Quarterly Report on Form 10-Q and its other SEC filings on the SEC’s website at www.sec.gov.
The foregoing information represents the company’s outlook only as of the date of this press release, and ArcSight undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, new developments or otherwise.
About ArcSight
ArcSight (NASDAQ: ARST) is a leading global provider of security and compliance management solutions that protect businesses and government agencies. ArcSight identifies, assesses, and mitigates both internal and external cyber threats and risks across the organization for activities associated with critical assets and processes. With the market-leading ArcSight SIEM platform, organizations can proactively safeguard their assets, comply with corporate and regulatory policy and control the risks associated with cyber-theft, cyber-fraud, cyber-warfare and cyber-espionage. For more information, visit www.arcsight.com. (ARST-IR)
© 2010 ArcSight, Inc. All rights reserved. ArcSight and the ArcSight logo are trademarks of ArcSight, Inc.
Investor Relations Contact:
Robert Dougherty
FD
415-293-4427
robert.dougherty@fd.com

ARCSIGHT, INC.
Consolidated Balance Sheets
(In thousands, except share amounts and par value)

	As of	As of
	January 31,	April 30,
	2010	2009
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$111,821	$90,467
Marketable securities	19,994	—
Accounts receivable, net	24,046	34,184
Capitalized software licenses, current	2,303	144
Other prepaid expenses and current assets	5,994	3,717

Total current assets	164,158	128,512

Property and equipment, net	7,076	4,416
Goodwill	5,746	5,746
Acquired intangibles assets, net	652	1,319
Capitalized software licenses, non-current	761	—
Other long-term assets	341	1,168

Total assets	$178,734	$141,161

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,286	$1,432
Accrued compensation and benefits	9,476	11,671
Obligations for software licenses, current	3,048	363
Other accrued liabilities	5,137	4,337
Deferred revenues, current	43,755	36,160

Total current liabilities	63,702	53,963

Deferred revenues, non-current	10,325	8,888
Obligations for software licenses, non-current	589	—
Other long-term liabilities	1,993	1,637

Total liabilities	76,609	64,488

Stockholders’ equity:
Additional paid-in capital	133,412	113,781
Accumulated other comprehensive loss	(234)	(314)
Accumulated deficit	(31,053)	(36,794)

Total stockholders’ equity	102,125	76,673

Total liabilities and stockholders’ equity	$178,734	$141,161

ARCSIGHT, INC.
Condensed Consolidated Statements of Income
(On a GAAP basis)
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31,	January 31,	January 31,	January 31,
	2010	2009	2010	2009
Revenues:
Products	$26,555	$21,775	$72,838	$56,746
Maintenance	14,702	10,004	39,238	28,102
Services	4,853	4,613	14,092	12,042

Total revenues	46,110	36,392	126,168	96,890
Cost of revenues:
Products	3,824	2,637	8,918	6,136
Maintenance(1)	2,497	1,637	6,856	4,931
Services(1)	3,283	2,587	9,117	7,017

Total cost of revenues	9,604	6,861	24,891	18,084

Gross profit	36,506	29,531	101,277	78,806
Operating expenses(1):
Research and development	6,429	5,201	18,603	15,939
Sales and marketing	18,563	12,298	51,930	41,521
General and administrative	6,767	4,943	19,121	14,155

Total operating expenses	31,759	22,442	89,654	71,615

Income from operations	4,747	7,089	11,623	7,191
Interest income	34	154	97	909
Other income (expense), net	(115)	3	(446)	(107)

Income before provision for income taxes	4,666	7,246	11,274	7,993
Provision for income taxes	2,438	2,183	5,533	2,415

Net income	$2,228	$5,063	$5,741	$5,578

Net income per common share, basic	$0.07	$0.16	$0.17	$0.18

Net income per common share, diluted	$0.06	$0.15	$0.16	$0.17

Shares used in computing basic net income per common share	33,840	31,499	33,260	31,115

Shares used in computing diluted net income per common share	36,169	33,494	35,649	33,324

(1) Stock-based compensation expense as included in above:
Cost of maintenance revenues	$123	$56	$305	$156
Cost of services revenues	64	34	140	106
Research and development	595	322	1,542	995
Sales and marketing	987	466	2,450	1,969
General and administrative	1,071	786	2,818	1,366

ARCSIGHT, INC.
Consolidated Statements of Income
(GAAP to Non-GAAP Reconciliation)
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31,	January 31,	January 31,	January 31,
	2010	2009	2010	2009
GAAP net income	$2,228	$5,063	$5,741	$5,578
Plus:
a) Stock-based compensation expenses	2,840	1,664	7,255	4,592
b) Amortization of intangibles	223	210	667	631

Non-GAAP net income	$5,291	$6,937	$13,663	$10,801

GAAP net income per common share, basic	$0.07	$0.16	$0.17	$0.18
Plus:
a) Stock-based compensation expenses	0.08	0.05	0.22	0.15
b) Amortization of intangibles	0.01	0.01	0.02	0.02

Non-GAAP net income, basic	$0.16	$0.22	$0.41	$0.35

Non-GAAP net income, diluted	$0.15	$0.21	$0.38	$0.32

Shares used in computing basic net income per common share	33,840	31,499	33,260	31,115

Shares used in computing diluted net income per common share	36,169	33,494	35,649	33,324

Use of Non-GAAP Financial Information
In addition to the reasons stated above, which are generally applicable to each of the items ArcSight excludes from its non-GAAP financial measures, ArcSight believes it is appropriate to exclude certain items for the following reasons:
Amortization of Intangibles. When analyzing the operating performance of an acquired entity, ArcSight management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, ArcSight management excludes the GAAP impact of the amortization of acquired intangible assets to its financial results. ArcSight believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting amortization expense associated with acquired intangible assets.
In addition, in accordance with GAAP, ArcSight generally recognizes expenses for internally-developed intangible assets as they are incurred until technological feasibility is reached, notwithstanding the potential future benefit such assets may provide. Unlike internally developed intangible assets, however, and also in accordance with GAAP, ArcSight generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally developed intangible assets and acquired intangible assets. Accordingly, ArcSight believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.
Stock-Based Compensation. When evaluating the performance of its consolidated results, ArcSight does not consider stock-based compensation charges. Likewise, the ArcSight management team excludes stock-based compensation expense from its operating plans. In contrast, the ArcSight management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, ArcSight places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants.
ArcSight believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business.